                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)             January 11, 1996
                                                . . . . . . . . . . . . . . . .


                             Vinland Property Trust
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
             (Exact name of registrant as specified in its charter)



         California                    0-8003                        94-2432628
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(State or other jurisdiction         (Commission                  (IRS Employer
of incorporation)                     File No.)             Identification No.)



3878 Oak Lawn, Suite 300, Dallas, Texas                                   75219
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code          (214) 522-9910
                                                  . . . . . . . . . . . . . . .


                                 Not Applicable
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         (Former name or former address, if changed since last report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 29, 1995, Vinland Property Trust (the "Trust") entered into an Agreement for Purchase and Sale with C.L.K. Management Corp., a New York corporation not affiliated with the Trust or any of its officers or trustees, pursuant to which the Trust agreed to sell its interest in a property known as the Villas at Central Park (the "Property"), a 288-unit apartment complex located in Orlando, Florida for $60,000 plus the assumption of indebtedness and closing costs. The Property exceeded 10% of the Trust's assets and was subject to non-recourse indebtedness of $5,360,000. The transaction closed on January 11, 1996, with the Trust receiving net cash proceeds of $43,000 and relief of $5,360,000 in non-recourse indebtedness secured by the Property sold.

Item 5.  OTHER EVENTS.

         Effective January 1, 1996, Bruce Schnitz was elected Chief Operating Officer of the Trust, a position previously held by John A. Doyle, who remains as Chief Financial Officer and a Trustee. Also, Stephen J. Mighdoll was elected Senior Vice President-Legal and Secretary effective January 1, 1996.

         On January 23, 1996, the Trust extended until 3:00 P.M., New York City time, on Thursday, February 29, 1996, its offer to purchase all, but not less than all, shares of its beneficial interest, no par value, of each shareholder of the Trust holding only 99 or fewer shares (or less than 500 "Old Shares" before giving effect to a 1-for-5 reverse share split which became effective at the close of business on December 1, 1995) of the Trust, either of record or beneficially on December 1, 1995, upon the terms and conditions set forth in the Offer dated December 1, 1995 and the related Letter of Transmittal (which, together, constitute the "Offer"). As of the close of business on January 22, 1996, 11,833 "Post-Split Shares" (59,415 Old Shares before giving effect to the 1-for-5 reverse share split) had been validly tendered to and purchased by the Trust. The purchase price for all Post-Split Shares duly tendered is a price equal to the next closing price of the Trust's Post-Split Shares as reported by the NASDAQ InterDealer Quotation System on the day on which the Trust, through its Transfer Agent Registrar, receives the Letter of Transmittal, properly completed, signed and validly tendered, with certificates for Old Shares attached. A copy of the Notice of Extension is attached as an exhibit to this report.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (b)      Pro forma financial information.

                 Pro forma statements of operations are presented for the year ended November 30, 1994, and the nine months ended August 31, 1995. The pro forma statements of operations present the Trust's operations as if the transaction described in Item 2 had occurred at the beginning of each of the periods presented. As a result of the disposition, in January 1996, the Trust will record an extraordinary gain of $253,000 related to the mortgage debt forgiveness and a loss on sale of approximately $138,000 equal to the amount by which the carrying value plus the costs to sell the Property exceeded the disposition sales price. The effect in January 1996 on the Trust's consolidated balance sheet was a reduction in property held for sale of $5,306,000 and a reduction in mortgage indebtedness of $5,360,000.

                 (c) Exhibits. The following exhibits are filed herewith or incorporated by reference as indicated:

              Exhibit
            Designation                        Description of Exhibit
                21.5     Notice of Extension of and Supplement to Offer by Vinland
                         Property Trust to purchase shares of its beneficial interest, no par value (Post-Split) made only to shareholders with 99 or fewer Shares

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VINLAND PROPERTY TRUST
                                              (Registrant)


                                        By   /s/ KATIE JACKSON
                                          ------------------------------------
                                          Katie Jackson, Vice President and
                                          Chief Accounting Officer



Dated:  January 26, 1996

                             VINLAND PROPERTY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                       NINE MONTHS ENDED AUGUST 31, 1995



                                                                             Disposed
                                                                 Actual     Property (1)    Pro forma
                                                            -----------------------------------------
                                                             (dollars in thousands, except per share)
INCOME
   RENTALS                                                    $    5,817      $  1,022     $    4,795
   INTEREST                                                           97             0             97
                                                            -----------------------------------------
                                                                   5,914         1,022          4,892

EXPENSES
   PROPERTY OPERATIONS                                             4,009           746          3,263
   INTEREST                                                          948           353            595
   DEPRECIATION                                                      698           138            560
   ADVISORY FEE                                                      102             0            102
   GENERAL AND ADMINISTRATIVE                                        256             0            256
   PROVISION FOR LOSSES                                             (190)            0           (190)
                                                            -----------------------------------------
                                                                   5,823         1,237          4,586

                                                            -----------------------------------------
NET INCOME (LOSS)                                                    $91         ($215)          $306
                                                            -----------------------------------------

EARNINGS PER SHARE

NET INCOME (LOSS)                                                  $0.07                        $0.22
                                                            ------------                 ------------
WEIGHTED AVERAGE SHARES OF
  BENEFICIAL INTEREST USED IN
  COMPUTING EARNINGS PER
  SHARE (2)                                                    1,392,006                    1,392,006
                                                            ------------                 ------------




(1) Assumes the Trust disposed of Villas at Central Park Apartments on December 1, 1994.

(2) Weighted average shares have been restated to give effect to the one-for-five reverse share split effective December 1, 1995.

                             VINLAND PROPERTY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1994



                                                                          Disposed
                                                             Actual      Property (1)    Pro forma
                                                           ----------------------------------------
                                                           (dollars in thousands, except per share)
INCOME
   RENTALS                                                        $6,527      $1,310         $5,217
   INTEREST                                                          319           0            319
                                                           ----------------------------------------
                                                                   6,846       1,310          5,536

EXPENSES
   PROPERTY OPERATIONS                                             4,405         968          3,437
   INTEREST                                                        1,173         480            693
   DEPRECIATION                                                      898         179            719
   ADVISORY FEE                                                      232           0            232
   GENERAL AND ADMINISTRATIVE                                        567           0            567
   PROVISION FOR LOSSES                                                0           0              0
                                                           ----------------------------------------
                                                                   7,275       1,627          5,648
                                                           ----------------------------------------
NET (LOSS)                                                         ($429)      ($317)         ($112)
                                                           ========================================

EARNINGS PER SHARE

NET (LOSS)                                                        ($0.31)                    ($0.08)
                                                           =============               ============

WEIGHTED AVERAGE SHARES OF
  BENEFICIAL INTEREST USED IN
  COMPUTING EARNINGS PER
  SHARE (2)                                                    1,368,527                  1,368,527
                                                           =============               ============



(1) Assumes the Trust disposed of Villas at Central Park Apartments on December 1, 1993.

(2) Weighted average shares have been restated to give effect to the one-for-five reverse share split effective December 1, 1995.

                                 EXHIBIT INDEX


  Exhibit
Designation                                    Description of Exhibit
    21.5                 Notice of Extension of and Supplement to Offer by Vinland
                         Property Trust to purchase shares of its beneficial interest, no par value (Post-Split) made only to shareholders with 99 or fewer Shares